Summary Prospectus January 24, 2011

ICON Equity Income Fund

Class A Shares:	Ticker: IEQAX
Class C Shares:	Ticker: IOCCX
Class I Shares:	Ticker: IOCIX
Class Z Shares:	Ticker: IOCZX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 24, 2011, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 50 of the Fund’s prospectus, and in “Sales Charge Reductions” on page 62 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	1.00%	None	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None
Other Expenses	3.59%	1.22%	0.53%	6.91%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.61%	2.99%	1.55%	7.68%
Expense Reimbursements	(3.14)%	(0.77)%	(0.08)%	(6.46)%
Total Annual Fund Operating Expenses[1,2]	1.47%	2.22%	1.47%	1.22%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A and Class I of 1.45%, an annual rate for Class C of 2.20%, and an annual rate of 1.20% for Class Z. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

1	Summary Prospectus ICON Equity Income Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$716	$1,013	$1,331	$2,232
Class C	$325	$694	$1,189	$2,553
Class I	$150	$465	$803	$1,757
Class Z	$124	$387	$670	$1,477

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$225	$694	$1,189	$2,553

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123.33% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. The Fund generally invests in U.S. government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in lower-rated securities.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security’s price to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a convertible security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

Interest Rate Risk. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in

2	Summary Prospectus ICON Equity Income Fund

foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class I shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class I Shares

Best Quarter: Q3 2009 19.93%	Worst Quarter: Q4 2008 -22.68%

Average Annual Total Returns
for the Periods ended 12/31/10

	Inception			Since
	Date	1 Year	5 Years	Inception
ICON Equity Income Fund Class I	9/30/2002

Return Before Taxes		14.94%	1.85%	7.71%

Return After Taxes on Distributions		13.96%	0.53%	6.57%

Return After Taxes on Distributions and Sale of Fund Shares		9.70%	1.17%	6.46%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		16.38%	2.65%	7.99%

ICON Equity Income Fund Class A	5/31/2006	8.39%	N/A	-0.17%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		16.38%	N/A	2.25%

ICON Equity Income Fund Class C	11/8/2002	13.07%	0.95%	6.08%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		16.38%	2.65%	6.93%

ICON Equity Income Fund Class Z	5/10/2004	15.26%	1.96%	4.58%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		16.38%	2.65%	4.85%

After-tax performance is shown only for the Fund’s Class I shares. After-tax performance for the Fund’s Class A, Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Derek Rollingson is the Portfolio Manager, Senior Vice President of Investments and Director of Research. Mr. Rollingson has managed the Fund since October 2002.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

3	Summary Prospectus ICON Equity Income Fund

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income, if any, quarterly, and to distribute any net capital gain annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

4	Summary Prospectus ICON Equity Income Fund